Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Announces Fiscal 2022 First Quarter Results
Company Reports Record Backlog of $1.09 Billion
Maintains FY 2022 Outlook
DOTHAN, AL, February 4, 2022 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across five southeastern states, today reported financial and operating results for the fiscal first quarter ended December 31, 2021.
Key Metrics: Q1 Fiscal 2022 Compared to Q1 Fiscal 2021
•Revenue was $285.0 million, up 49.3% compared to Q1’21
•Gross profit was $33.0 million, up 7.7% compared to Q1’21
•Net income was $5.5 million, down 30.0% compared to Q1’21
•Adjusted EBITDA (1) was $26.4 million, up 12.2% compared to Q1’21
Project backlog was $1.09 billion at December 31, 2021 compared to $966.2 million at September 30, 2021, and $655.6 million at December 31, 2020.
Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased with our first quarter results, representing strong year-over-year revenue and Adjusted EBITDA growth. These positive quarterly results, which include a record for top-line revenue, were primarily driven by strong operational performance, favorable working conditions during the quarter throughout our markets, and value-enhancing acquisitions. CPI’s project backlog of $1.09 billion is also a record and demonstrates the strong demand for infrastructure services throughout our end markets. We are pleased that our backlog margins continue to increase, and we anticipate that profit margins will further improve as higher-margin backlog is converted.
“We believe Construction Partners is well positioned to capitalize on infrastructure demand trends for both public and private work across our geographic footprint in the Southeast, one of the fastest growing regions in the country,” continued Smith. “In addition, the ‘once-in-a-generation’ $1.2 trillion bipartisan infrastructure bill provides transformative growth opportunities for our industry and our company. Supported by state and federal funding throughout our markets, the rising investment in road maintenance and capacity projects, airports, ports and railroads contribute to an attractive environment for enhanced margins. We continue to estimate that this new legislation will stimulate economic growth and job creation, while also driving meaningful project demand beginning in later 2022 and beyond.
“I am proud of our team’s disciplined execution and cost management efforts, especially during the continued supply chain, labor market, and inflationary headwinds that have impacted the construction and infrastructure sector. Companywide, our team has demonstrated resilience by making adjustments in order to manage through these ongoing challenges. We remain focused on executing our growth strategy as we directly contribute to the improvement of our nation’s infrastructure. In addition, a historically high backlog and a robust acquisition pipeline continue to validate our growth expectations for the year, allowing us to maintain our fiscal 2022 outlook,” added Smith.
Fiscal Year 2022 Outlook
The Company’s outlook for fiscal year 2022 with regard to revenue, net income and Adjusted EBITDA is as follows:
•Revenue in the range of $1.075 billion to $1.150 billion
(1) Adjusted EBITDA is a financial measure not presented in accordance with generally accepted accounting principles (“GAAP”). Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

•Net income in the range of $34.7 million to $41.8 million
•Adjusted EBITDA(1) in the range of $122.0 million to $132.0 million
Ned N. Fleming, III, the Company’s Executive Chairman, stated, “This quarter’s results further demonstrate the demand resiliency for essential infrastructure services and the strength of the Company’s strategic growth plan. Continued organic growth, coupled with an increased pace of acquisitions, further expands CPI’s relative market share and overall scale across our geographic footprint. The Board and management team believe strongly in CPI’s growth opportunities this year and beyond, as we execute our plan to enhance stakeholder value.”
Conference Call
The Company will conduct a conference call today at 9:00 a.m. Central Time to discuss financial and operating results for the quarter ended December 31, 2021. To access the call live by phone, dial (412) 902-0003 and ask for the Construction Partners call at least 10 minutes prior to the start time. A telephonic replay will be available through February 11, 2022 by calling (201) 612-7415 and using passcode ID: 13725784#. A webcast of the call will also be available live and for later replay on the Company’s Investor Relations website at www.constructionpartners.net.
About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across five southeastern states, with 56 hot-mix asphalt plants, 14 aggregate facilities and one liquid asphalt terminal. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The majority of the Company’s public projects are maintenance-related. Private sector projects include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe” and “plan.” The forward-looking statements contained in this press release include, without limitation, statements related to financial projections, future events, business strategy, future performance, future operations, backlog, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others: our ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding, including the funding by transportation authorities and other state and local agencies; risks related to our operating strategy; competition for projects in our local markets; risks associated with our capital-intensive business; government requirements and initiatives, including those related to funding for public or infrastructure construction, land usage and environmental, health and safety matters; unfavorable economic conditions and restrictive financing markets; our ability to obtain sufficient bonding capacity to undertake certain projects; our ability to accurately estimate the overall risks, requirements or costs when we bid on or negotiate contracts that are ultimately awarded to us; the cancellation of a significant number of contracts or our disqualification from bidding for new contracts; risks related to adverse weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms thereof; our ability to maintain favorable relationships with third parties that supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; property damage, results of litigation and other claims and insurance coverage issues; risks related to our information technology systems and infrastructure; our ability to maintain effective internal control over financial reporting; risks from the COVID-19 pandemic, and the risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contacts:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600
- Financial Statements Follow –

Construction Partners, Inc.
Consolidated Statements of Comprehensive Income
(unaudited in thousands, except share and per share data)

	For the Three Months Ended December 31,
	2021	2020
Revenues	$284,964	$190,929
Cost of revenues	252,000	160,335
Gross profit	32,964	30,594
General and administrative expenses	(24,946)	(20,084)
Gain on sale of equipment, net	441	333
Operating income	8,459	10,843
Interest expense, net	(1,264)	(468)
Other income	116	165
Income before provision for income taxes and earnings from investment in joint venture	7,311	10,540
Provision for income taxes	1,800	2,680
Earnings from investment in joint venture	—	11
Net income	$5,511	$7,871
Other comprehensive income, net of tax
Unrealized gain on interest rate swap contract, net	1,445	—
Other comprehensive income	1,445	—
Comprehensive income	$6,956	$7,871

Net income per share attributable to common stockholders:
Basic	$0.11	$0.15
Diluted	$0.11	$0.15

Weighted average number of common shares outstanding:
Basic	51,696,004	51,489,211
Diluted	51,977,974	51,717,848

Construction Partners, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	December 31, 2021	September 30, 2021
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$35,565	$57,251
Short-term restricted cash	6,568	—
Contracts receivable including retainage, net	164,456	158,170
Costs and estimated earnings in excess of billings on uncompleted contracts	21,960	23,023
Inventories	57,707	53,792
Prepaid expenses and other current assets	12,265	7,790
Total current assets	298,521	300,026
Property, plant and equipment, net	428,965	404,832
Operating lease right-of-use assets	11,003	6,535
Goodwill	120,986	85,422
Intangible assets, net	4,075	4,163
Investment in joint venture	108	108
Long-term restricted cash	1,728	—
Other assets	7,198	5,534
Total assets	$872,584	$806,620

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$78,722	$86,390
Billings in excess of costs and estimated earnings on uncompleted contracts	38,752	33,719
Current portion of operating lease liabilities	1,909	1,395
Current maturities of long-term debt	10,000	10,000
Accrued expenses and other current liabilities	13,314	26,459
Total current liabilities	142,697	157,963
Long-term liabilities:
Long-term debt, net of current maturities and deferred debt issuance costs	273,732	206,175
Operating lease liabilities, net of current portion	9,289	5,302
Deferred income taxes, net	17,570	17,362
Other long-term liabilities	11,976	10,919
Total long-term liabilities	312,567	239,758
Total liabilities	455,264	397,721

Commitments and contingencies

Stockholders’ equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized at December 31, 2021 and September 30, 2021 and no shares issued and outstanding	—	—
Class A common stock, par value $0.001; 400,000,000 shares authorized, 41,085,484 shares issued and 41,084,301 shares outstanding at December 31, 2021, and 36,600,639 shares issued and outstanding at September 30, 2021	41	37
Class B common stock, par value $0.001; 100,000,000 shares authorized, 14,275,867 shares issued and 11,352,915 shares outstanding at December 31, 2021, and 18,614,791 shares issued and 15,691,839 shares outstanding at September 30, 2021	15	19
Additional paid-in capital	250,075	248,571
Treasury stock, at cost, 1,183 shares of Class A common stock, par value $0.001	(39)	—
Treasury stock, at cost, 2,922,952 shares of Class B common stock, par value $0.001	(15,603)	(15,603)
Accumulated other comprehensive income (loss), net	1,422	(23)
Retained earnings	181,409	175,898
Total stockholders’ equity	417,320	408,899
Total liabilities and stockholders’ equity	$872,584	$806,620

Construction Partners, Inc.
Consolidated Statements of Cash Flows
(unaudited in thousands)

	For the Three Months Ended
	December 31,
	2021	2020
Cash flows from operating activities:
Net income	$5,511	$7,871
Adjustments to reconcile net income to net cash, cash equivalents and restricted cash provided by operating activities:
Depreciation, depletion, accretion and amortization of long-lived assets	15,903	11,094
Amortization of deferred debt issuance costs and debt discount	57	64
Unrealized gain on derivative instruments	(136)	(1,165)
Provision for bad debt	113	175
Gain on sale of equipment, net	(441)	(333)
Equity-based compensation expense	1,504	395
Earnings from investment in joint venture	—	(11)
Distribution of earnings from investment in joint venture	—	100
Deferred income tax benefit	(295)	—
Other non-cash adjustments	33	(21)
Changes in operating assets and liabilities, net of acquisitions:
Contracts receivable including retainage, net	776	18,538
Costs and estimated earnings in excess of billings on uncompleted contracts	1,188	(4,275)
Inventories	(2,529)	928
Prepaid expenses and other current assets	(3,514)	(4,119)
Other assets	(569)	(946)
Accounts payable	(10,432)	(15,255)
Billings in excess of costs and estimated earnings on uncompleted contracts	4,615	(2,774)
Accrued expenses and other current liabilities	(13,816)	(9,427)
Other long-term liabilities	1,455	(130)
Net cash (used in) provided by operating activities, net of acquisition	(577)	709
Cash flows from investing activities:
Purchases of property, plant and equipment	(15,106)	(10,462)
Proceeds from sale of equipment	733	492
Business acquisitions, net of cash acquired	(65,901)	(84,086)
Net cash used in investing activities	(80,274)	(94,056)
Cash flows from financing activities:
Proceeds from revolving credit facility	70,000	—
Repayments of long-term debt	(2,500)	(3,250)
Purchase of treasury stock	(39)	—
Net cash provided by (used in) financing activities	67,461	(3,250)
Net change in cash, cash equivalents and restricted cash	(13,390)	(96,597)
Cash, cash equivalents and restricted cash:
Cash, cash equivalents and restricted cash, beginning of period	57,251	148,316
Cash, cash equivalents and restricted cash, end of period	$43,861	$51,719
Supplemental cash flow information:
Cash paid for interest	$1,608	$672
Cash paid for operating lease liabilities	$565	$748
Non-cash items:
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$4,991	$282
Property, plant and equipment financed with accounts payable	$6,256	$1,549

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation, depletion, accretion and amortization, (iv) equity-based compensation expense, (v) loss on the extinguishment of debt, (vi) certain management fees and expenses and (vii) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company’s core operations. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues for each period. These metrics are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures have limitations as analytical tools and should not be considered in isolation or as an alternative to net income or any other performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA and Adjusted EBITDA Margin because management uses these measures as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similarly named measures reported by other companies. Potential differences may include differences in capital structures, tax positions and the age and book depreciation of intangible and tangible assets.

The following table presents a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA and the calculation of Adjusted EBITDA Margin for the periods presented (in thousands, except percentages):
Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Quarters Ended December 31, 2021 and 2020
(unaudited, in thousands, except percentages)

	For the Three Months Ended December 31,
	2021	2020
Net income	$5,511	$7,871
Interest expense, net	1,264	468
Provision for income taxes	1,800	2,680
Depreciation, depletion, accretion and amortization	15,903	11,094
Equity-based compensation expense	1,504	395
Management fees and expenses (1)	375	617
Settlement of legal claim and associated legal expenses (2)	—	366
Adjusted EBITDA	$26,357	$23,491

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.
(2) Reflects legal expenses associated with a settlement agreement entered into in April 2021 unrelated to the Company’s core operations.

Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Year 2022 Outlook
(unaudited, in thousands)

	For the Fiscal Year Ending September 30, 2022
	Low	High
Net income	$34,700	$41,800
Interest expense, net	6,000	6,100
Provision for income taxes	12,300	14,300
Depreciation, depletion, accretion and amortization	61,600	62,000
Equity-based compensation expense	5,700	6,000
Management fees and expenses (1)	1,700	1,800
Adjusted EBITDA	$122,000	$132,000

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.